Leases - Schedule of Lease Liabilities (Details) - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Leases [Abstract]
Lease liabilities mature within 12 months		$ 7,967	$ 5,460
Lease liabilities mature over 12 months		84,675	72,673
Total lease liabilities	[1]	$ 92,642	$ 78,133

[1]	Lease liabilities in amount of approximately US$4.0 million and US$3.8 million were associated with leasehold land under investment properties as of June 30, 2025 and December 31, 2024. See Note 16.